                                 OLD WESTBURY
                                  FUNDS, INC.
--------------------------------------------------------------------------------
                                                 Prospectus
                                                 February 28, 2002


                                   [GRAPHIC]



                              Bessemer Investment
                                  Management

                              OLD WESTBURY FUNDS, INC.

                                   Prospectus
                               February 28, 2002

                        Old Westbury Core Equities Fund
                     Old Westbury Capital Opportunity Fund
                        Old Westbury International Fund
                         Old Westbury Fixed Income Fund
                        Old Westbury Municipal Bond Fund

    As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    CONTENTS

Fund Goals, Strategies, Risks and Performance...............................   1
Summary of Fund Expenses....................................................  11
Principal Securities in Which the Funds Invest..............................  12
Specific Risks of Investing in the Funds....................................  22
What Do Shares Cost?........................................................  25
How Do I Purchase Shares?...................................................  25
How Do I Redeem Shares?.....................................................  27
How Do I Exchange Shares?...................................................  29
Account and Share Information...............................................  30
Who Manages the Funds?......................................................  31
Distribution of Fund Shares.................................................  33
Financial Information.......................................................  34

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                 FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE

    The Old Westbury Funds, Inc. offers five portfolios, including three equity funds and two income funds. The following describes the investment goals, strategies, and principal risks of each Fund. There can be no assurance that a Fund will achieve its goal.

    The investment objective of each Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. The investment strategies are not fundamental and may be changed without shareholder approval.

Equity Funds

  Old Westbury Core Equities Fund

    Goal: The Fund's goal is to seek above-average long-term capital appreciation.

    Strategy: The Fund invests in a diversified portfolio of large-sized companies that have potential for above-average earnings growth. The Fund seeks to invest primarily in companies which are traded on a recognized national stock exchange and which, in the Adviser's opinion, will be able to increase their net income by 15%-20% or more annually over a five year period. The Fund will also invest in "opportunistic" companies that the Adviser believes have strong earnings prospects for a limited time period as a result of an economic or new product cycle or company restructuring. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund will invest primarily in equity securities of companies with market capitalizations of at least $4 billion. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

    The Adviser uses a "growth" style of investing, seeking stocks with high earnings growth which, in the opinion of the Adviser, will lead to appreciation in stock price. Consistent with the Fund's fundamental investment objective, policies and restrictions, companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser may from time-to-time allocate a substantial portion of the Fund's securities to a small number of sectors (e.g. technology, consumer staples, consumer cyclical, health care and/or finance), or to a single sector.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

  Old Westbury Capital Opportunity Fund

    Goal: The Fund's goal is to seek capital appreciation.

    Strategy: The Fund seeks to achieve its goal by investing in a diversified portfolio of large, medium and, to a lesser extent, small companies which are traded on a recognized U.S. or Canadian stock exchange. The Fund seeks to invest in U.S. and, to a lesser extent, Canadian companies which, in the opinion of the Adviser, have either greater growth potential than is generally recognized and/or an attractive valuation relative to the industry sector or broader market. The Fund may also seek to invest in companies which, in the Adviser's opinion, will be able to increase their rate of growth as a result of a catalyst, such as new products, changes in consumer preferences, new management or changes in the economy.

    The Adviser uses a "growth at a reasonable price" style of investing, seeking stocks with relatively high earnings growth which, in the opinion of the Adviser, will lead to appreciation in stock price. Consistent with the Fund's fundamental investment objective, policies and restrictions, companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser may from time-to-time allocate a substantial portion of the Fund's securities to a small number of sectors (e.g. technology, consumer staples, consumer cyclical, health care and/or financial services), or to a single sector.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

  Old Westbury International Fund

    Goal: The Fund's goal is to seek long-term growth of capital.

    Strategy: The Fund invests in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which are listed on recognized foreign securities exchanges. The Fund will invest at least 65% of its total assets in equity securities of companies representing at least three foreign countries. The Fund may invest 25% or more of its assets in the securities of a single country. The Fund may invest up to 50% of its assets in securities of companies in emerging market countries. Securities are selected for investment based upon the Adviser's analysis of (i) the economic prospects for a particular geographical region or country; (ii) the prospects of a particular industrial sector within the selected geographical area; and (iii) the prospects of a particular company within the selected industrial sector.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

Income Funds

  Old Westbury Fixed Income Fund

    Goal: The Fund's goal is to seek total return (consisting of current income and capital appreciation).

    Strategy: The Fund invests in a diversified portfolio of investment grade bonds and notes. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser attempts to manage the Fund's "total return" (which includes both changes in principal value of the Fund's securities and income earned) by lengthening or shortening the average maturity of the Fund's securities according to whether the Adviser expects market interest rates to increase or decline.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

  Old Westbury Municipal Bond Fund

    Goal: The Fund's goal is to provide dividend income that is exempt from regular Federal income tax.

    Strategy: The Fund invests in a diversified portfolio of investment-grade municipal securities, which includes tax-free debt securities of states, territories and possessions of the U.S., and in political subdivisions and taxing authorities of these entities. At least 80% of the Fund's income from investments in municipal securities will be exempt from regular Federal income tax. Interest from the Fund's investments may be subject to the Federal alternative minimum tax for individuals and corporations. This policy is fundamental and may not be changed without shareholder approval. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

Principal Risks of the Funds

    Set forth below are risks specific to an investment in a particular Fund or Funds. For more information on these risks, see "Specific Risks of Investing in the Funds."

    In addition, all Funds are subject to the risk that a Fund's share price may decline and an investor could lose money. Therefore, it is possible to lose money investing in any of the Old Westbury Funds. Also, there is no assurance that a Fund will achieve its investment objective.


    The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Principal Risks of the Funds

                             Core     Capital                 Fixed
                           Equities Opportunity International Income Municipal
                             Fund      Fund         Fund       Fund  Bond Fund
                           -------- ----------- ------------- ------ ---------
Stock Market Risks(1)         X          X            X
------------------------------------------------------------------------------
Risks Related to Company
Size(2)                                  X
------------------------------------------------------------------------------
Risks of Foreign
Investing(3)                             X            X
------------------------------------------------------------------------------
Emerging Markets Risks(4)                             X
------------------------------------------------------------------------------
Interest Rate Risks(5)                                          X        X
------------------------------------------------------------------------------
Tax Risks(6)                                                             X
------------------------------------------------------------------------------
Prepayment Risks(7)                                             X
------------------------------------------------------------------------------
Futures and Options
Risks(8)                      X          X            X         X
------------------------------------------------------------------------------
Currency Risks(9)                                     X
------------------------------------------------------------------------------

(1)  The value of equity securities rise and fall.

(2) The smaller the capitalization of a company, generally, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

(3) Foreign economic, political or regulatory conditions may be less favorable than those of the United States.

(4) Investments in developing or emerging market securities are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies.


(5) Prices of fixed income securities rise and fall in response to interest rate changes. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

(6) Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in the federal or a state's tax law, could cause the interest received and distributed by the Fund to shareholders to be taxable.

(7) When interest rates decline, unscheduled prepayments of principal could accelerate and require the Fund to reinvest the proceeds of the prepayments at lower interest rates.

(8) The use of futures and options as hedging devices will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses to a Fund.

(9)  Exchange rates for currencies fluctuate daily.

Performance Bar Chart and Total Return--Core Equities Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Core Equitites Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Standard & Poors 500 Index is an unmanaged index which measures the performance of domestic stocks in all major industries. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


Old Westbury Core Equities Fund (for calendar years ended December 31st)

                                    [CHART]

                               1999      28.15%
                               2000     (10.53)%
                               2001     (12.17)%


During the periods shown in the bar chart, the highest return for a quarter was 24.54% (quarter ended 12/31/99) and the lowest return for a quarter was (14.45)% (quarter ended 9/30/01).

Average Annual Total Returns            Past     Since
(for the calendar year ended 12/31/01)  One Year Inception*
-----------------------------------------------------------
Core Equities Fund                      (12.71)%   5.10%
-----------------------------------------------------------
S&P 500 Index                           (11.87)%   3.72%
-----------------------------------------------------------

*Inception date of 3/2/98.

Performance Bar Chart and Total Return--Capital Opportunity Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Capital Opportunity Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Russell 2500 Index is an unmanaged index generally representative of the performance of U.S. mid and small capitalization companies. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


Old Westbury Capital Opportunity Fund (for calendar years ended December 31st)

                                    [CHART]

                               1998      (1.65)%
                               1999      13.61%
                               2000       6.62%
                               2001       1.02%


During the periods shown in the bar chart, the highest return for a quarter was 22.90% (quarter ended 12/31/99) and the lowest return for a quarter was (18.67)% (quarter ended 9/30/98).

Average Annual Total Returns            Past     Since
(for the calendar year ended 12/31/01)  One Year Inception*
-----------------------------------------------------------
Capital Opportunity Fund                 1.02%      8.09%
-----------------------------------------------------------
Russell 2500 Index                       1.22%     10.43%
-----------------------------------------------------------

*Inception date of 2/28/97.

Performance Bar Chart and Total Return--International Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury International Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Morgan Stanley Capital International: Europe, Australia, and Far East ("MSCI EAFE") Index is an unmanaged index generally representative of the performance of international stock markets. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


Old Westbury International Fund (for calendar years ended December 31st)

                                    [CHART]

                               1994     (11.26)%
                               1995       2.37%
                               1996      21.29%
                               1997      (1.45)%
                               1998      (1.14)%
                               1999      29.20%
                               2000     (10.28)%
                               2001     (25.63)%


During the periods shown in the bar chart, the highest return for a quarter was 16.95% (quarter ended 12/31/98) and the lowest return for a quarter was (17.93)% (quarter ended 9/30/98).

Average Annual Total Returns            Past     Past    Since
(for the calendar year ended 12/31/01)  One Year 5 Years Inception*
-------------------------------------------------------------------
International Fund                      (25.63)% (3.43)%    0.29%
-------------------------------------------------------------------
MSCI EAFE Index                         (21.44)%  0.89%     3.27%
-------------------------------------------------------------------

*Inception date of 10/22/93.

Performance Bar Chart and Total Return--Fixed Income Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Fixed Income Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Lehman Brothers Government/Credit Total Index, is an unmanaged index composed of all bonds that are investment grade. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


Old Westbury Fixed Income Fund (for calendar years ended December 31st)

                                    [CHART]

                               1999      (2.75)%
                               2000      10.56%
                               2001       7.02%


During the periods shown in the bar chart, the highest return for a quarter was 4.25% (quarter ended 9/30/01) and the lowest return for a quarter was (1.80)% (quarter ended 3/31/99).

Average Annual Total Returns                   Past     Since
(for the calendar year ended 12/31/01)         One Year Inception*
------------------------------------------------------------------
Fixed Income Fund                              7.02%    6.13%
------------------------------------------------------------------
Lehman Brothers Government/Credit Total Index  8.50%    6.75%
------------------------------------------------------------------

*Inception date of 3/12/98.

Performance Bar Chart and Total Return--Municipal Bond Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Municipal Bond Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index. The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of performance of the tax-exempt bond market. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would have been lower.


Old Westbury Municipal Bond Fund (for calendar years ended December 31st)

                                    [CHART]

                               1999      (3.47)%
                               2000      12.56%
                               2001       4.25%

During the periods shown in the bar chart, the highest return for a quarter was 5.10% (quarter ended 12/31/00) and the lowest return for a quarter was (2.46)% (quarter ended 6/30/99).

Average Annual Total Returns            Past     Since
(for the calendar year ended 12/31/01)  One Year Inception*
-----------------------------------------------------------
Municipal Bond Fund                     4.25%    5.13%
-----------------------------------------------------------
Lehman Brothers Municipal Bond Index    5.13%    5.13%
-----------------------------------------------------------

*Inception date of 3/6/98.

                            SUMMARY OF FUND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                      Core     Capital    Inter-  Fixed  Municipal
                                    Equities Opportunity national Income   Bond
                                      Fund      Fund       Fund    Fund    Fund
                                    -------- ----------- -------- ------ ---------
Shareholder Fees
 (Fees Paid Directly From
 Your Investment)
Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)...........................    None      None       None    None    None
Annual Fund Operating Expenses (1)
 Expenses That are Deducted
 From Fund Assets
Management Fee....................    0.68%     0.65%      0.74%   0.45%   0.45%
Distribution and Service (12b-1)
 Fee..............................    0.25%     0.25%      0.25%   0.25%   0.25%
Other Expenses....................    0.35%     0.33%      0.38%   0.47%   0.42%
Total Annual Fund
 Operating Expenses...............    1.28%     1.23%      1.37%   1.17%   1.12%
-----------
(1) For the FYE 10/31/01. The Adviser voluntarily waived a portion of its management fee to limit Other Expenses. Shown below are the net expenses of the Funds. The Adviser can terminate this voluntary waiver and/or reimbursement at any time.

 Waiver/Reimbursement of Fund
  Expenses........................    0.03%        0          0    0.12%   0.07%
 Total Actual Annual Fund
  Operating Expenses (After
  Waivers and Reimbursements).....    1.25%     1.23%      1.37%   1.05%   1.05%

Example

    This Example is intended to help you compare the cost of investing in each Fund's Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's shares operating expenses are before waivers and reimbursements as estimated in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    Core     Capital    Inter-  Fixed  Municipal
                                  Equities Opportunity national Income   Bond
                                    Fund      Fund       Fund    Fund    Fund
                                  -------- ----------- -------- ------ ---------
1 Year...........................  $  130    $  125     $  139  $  119  $  114
3 Years..........................  $  406    $  390     $  434  $  372  $  356
5 Years..........................  $  702    $  676     $  750  $  644  $  617
10 Years.........................  $1,545    $1,489     $1,646  $1,420  $1,363

                 PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST

Equity Securities

    Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. Funds purchasing equity securities cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

    The following describes the principal type of equity securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  Common Stocks

  Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Fixed Income Securities

    Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

    A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. Securities with higher risks generally have higher yields.

    The following describes the principal types of fixed income securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  Treasury Securities

    Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

  Agency Securities

    Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

    A Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

  Corporate Debt Securities

    Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

    In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

  Commercial Paper

    Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

  Demand Instruments

    Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

  Mortgage Backed Securities

    Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments from the underlying mortgages. As a result, the holders assume all the risks of the underlying mortgages.

  Collateralized Mortgage Obligations (CMOs)

    CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

  Floaters and Inverse Floaters

    Floaters and inverse floaters allocate interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

  Bank Instruments

    Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Tax Exempt Securities

    Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

    The following describes the principal types of fixed income securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  General Obligation Bonds

    General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

  Special Revenue Bonds

    Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

  Private Activity Bonds

    Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

    The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). A Fund investing in private activity bonds may be subject to AMT.

  Tax Increment Financing Bonds

    Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

  Municipal Notes

    Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

  Variable Rate Demand Instruments

    Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

  Municipal Leases

    Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

    A Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities are certificates of participation
(COPs). However, the Fund may also invest directly in individual leases.

Foreign Securities

    Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

..   it is organized under the laws of, or has a principal office located in, another country;

..   the principal trading market for its securities is in another country; or

..   it (or its subsidiaries) derived in its most current fiscal year at least
    50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

    Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

  Depositary Receipts

    Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Derivative Contracts

    Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

    Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

    For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

    A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

    Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to interest rate and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

    The Funds may trade in the following types of derivative contracts.

  Futures Contracts

    Futures contracts are obligations to provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

    The Funds may buy and sell the following types of futures contracts: financial futures and stock index futures.

  Options

    Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

    A Fund may:

  . Buy call options on individual securities and futures contracts in anticipation of an increase in the value of the underlying asset;

  . Buy put options on individual securities and futures contracts in anticipation of a decrease in the value of the underlying asset; and

  .   Buy or write options to close out existing options positions.

    A Fund may also write call options on individual securities and futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, a Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

    A Fund may also write put options on individual securities and futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

    When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

  Hedging

    Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

                       OTHER INFORMATION ABOUT THE FUNDS

Temporary Defensive Investments

    To minimize potential losses and maintain liquidity necessary to meet shareholder redemptions during adverse market conditions, each of the Old Westbury Funds may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.). This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment objective.

Investments in Other Investment Companies

    The Funds may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. Investment companies incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

Portfolio Turnover

    The Funds do not intend to invest for the purpose of seeking short-term profits. Securities will be sold without regard to the length of time they have been held when the Funds' Adviser believes it is appropriate to do so in light of each Fund's investment objective. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Fund's shareholders, are taxable to them.

                    SPECIFIC RISKS OF INVESTING IN THE FUNDS

Stock Market Risks

    The Equity Funds are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks have greater volatility than debt securities. While greater volatility increases risks, it offers the potential for greater reward.

Risks Relating to Company Size

    Stock market risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium, or large capitalization (market value). The potential risks are higher with small- and medium-capitalization companies and lower with large-capitalization companies. Therefore, you should expect that investments in the Capital Opportunity Fund will be more volatile than broad stock market indices such as the S&P 500 or funds that invest exclusively in large-capitalization companies.

Risks of Foreign Investing

    Foreign securities pose additional risks over U.S.-based securities for a number of reasons. Because the International Fund invests primarily in foreign securities, and the Capital Opportunity Fund can invest in Canadian securities, these factors may adversely affect the value of an investment in these Funds. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, taxation policies, currency exchange rates and regulations, and accounting standards. The International Fund and the Capital Opportunity Fund may incur higher costs and expenses when making foreign investments, which will affect the Funds' total return.

    Foreign securities may be denominated in foreign currencies. Therefore, the value of a Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the International Fund and the Capital Opportunity Fund value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. Therefore, the Funds may be exposed to currency risks over an extended period of time.

Currency Risks

    Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

    The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Emerging Market Securities Risks

    The International Fund may invest up to 50% of its assets in developing or emerging market securities. Investments in developing or emerging market securities are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation.

Interest Rate Risks

    Risks of fixed income securities will affect the Income Funds.

    Prices of fixed-rate debt securities generally move in the opposite direction of interest rates. The interest payments on fixed-rate debt securities do not change when interest rates change. Therefore, since the price of these securities can be expected to decrease when interest rates increase, the value of investments in a Fund may go down. Although the Adviser attempts to anticipate interest rate movements, there is no guarantee that it will be able to do so.

    Fixed income securities may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of a Fund to fluctuate accordingly.

    Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer's ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down.

    Fixed income securities may also be subject to call risk. If interest rates decline, an issuer may repay (or "call") a debt security held by a Fund prior to its maturity. If this occurs, the Adviser may have to reinvest the proceeds in debt securities paying lower interest rates. If this happens, a Fund may have a lower yield.

    In addition, the Fixed Income Fund may invest in "inverse floaters," which are a form of "derivative" debt security, and whose price may be subject to extreme fluctuation in the event of interest rate movements.

Municipal Securities Risks

    An investment in the Municipal Bond Fund will be affected by municipal securities risks. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Prepayment Risks

    An investment in the Fixed Income Fund will be subject to asset-backed and mortgage-backed securities risks which includes prepayment when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. The Fund's yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities.

    Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Investment Ratings

    Some securities in which the Income Funds invest will be rated in the lowest investment grade category (e.g. BBB or Baa). Securities rated BBB by Standard and Poor's or Baa by Moody's Investors Service, Inc. have speculative characteristics. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparable rated securities. If a security is downgraded, the Adviser will re-evaluate the security and determine whether or not the security is an acceptable investment.

Futures and Options Risks

    The Funds may use financial and stock index futures and options primarily to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions. Similarly, the International Fund may also use foreign currency futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in foreign currency rates. The successful use of futures, options and other derivative instruments is based on the Adviser's ability to correctly anticipate market movements. When the direction of the prices of a Fund's securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, a Fund could lose money.

                              WHAT DO SHARES COST?

    You can buy shares of a Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. NAV is determined at the end of regular trading (normally 4 p.m., Eastern time) each day the NYSE is open. Your purchase order must be received in proper form (as described below) by 4:00 p.m. (Eastern time) in order to receive that day's NAV.

    Each Fund's NAV is computed by dividing the value of the Fund's net assets (i.e., the value of a Fund's securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board of Directors, in good faith, deems appropriate to reflect their fair value. Since the International Fund has portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the NAV for the International Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

    To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Funds' discretion.

                           HOW DO I PURCHASE SHARES?

    Shares of each Fund may be purchased by mail or by wire through the Distributor (BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services) or through a Shareholder Servicing Agent or Broker-Dealer that has an agreement with the Distributor or with the Adviser (an "Authorized Dealer").

    If you purchase shares directly from the Distributor, your account will be maintained by the transfer agent of the Funds, BISYS Fund Services Ohio, Inc. (the "Transfer Agent"). For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200.

 By Mail

    Through an Authorized Dealer

    Contact your Authorized Dealer for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing.

    Through the Distributor

  .   Complete the Purchase Application which accompanies this Prospectus;
      and

  .   Mail it together with a check payable to name of the Fund to:

      Old Westbury Funds, Inc.
      P.O. Box 180267
      Columbus, OH 43218-2067

    Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder's account number must be clearly marked on the check to ensure proper credit.

    Subsequent investments may also be made by sending a check with the detachable coupon that regularly accompanies the confirmation of a previous transaction.

 By Wire

    Investments may be made directly through the use of wire transfers of Federal funds. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

    Through an Authorized Dealer

    Contact your Authorized Dealer for instructions.

    Through the Distributor

    If you do not have a relationship with an Authorized Dealer, you may purchase shares directly from the Distributor by Federal funds wire.

    Investors making initial investments by wire must promptly complete the Purchase Application accompanying this Prospectus and forward it to the Transfer Agent. No Purchase Application is required for subsequent investments.

    Complete applications should be directed to:

  Old Westbury Funds, Inc.
  P.O Box 180267
  Columbus, OH 43218-2067

    Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

                            HOW DO I REDEEM SHARES?

    Shares of each Fund may be redeemed by mail or by wire through an Authorized Dealer or through the Transfer Agent.

    Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV.

    Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's NAV. Redemption proceeds will normally be mailed the following business day, but in no event more than seven days, after the request is made.

 By Telephone

    Through your Authorized Dealer

    Contact your Authorized Dealer for complete instructions. Your Authorized Dealer may accept your redemption request if you have previously elected this service. See "Additional Conditions" for information regarding telephone transactions.

  Through the Transfer Agent

    For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

 By Mail

  Through your Authorized Dealer

    Send a letter to your Authorized Dealer, indicating your name, the Fund name, your account number, and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

    Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

  Through the Transfer Agent

    For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

  Old Westbury Funds, Inc.
  P.O. Box 180267
  Columbus, OH 43218-2067

    For additional assistance, call (800) 607-2200.

 Additional Conditions

Signature Guarantees

    You must have a signature guarantee on written redemption requests:

  . when you want a redemption to be sent to an address other than the one you have on record with the Fund;

  . when you want the redemption payable to someone other than the shareholder of record;

  . when your account address has changed within the last 10 business days;

  . when the redemption proceeds are being transferred to another Fund account with a different registration; or

  . when the redemption proceeds are being wired to bank instructions currently not on your account.

    A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Limitations on Redemption Proceeds

    Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

  .   to allow your purchase payment to clear;

  .   during periods of market volatility; or

  . when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets; or

  . during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the Securities and Exchange Commission ("SEC"), or by other order of the SEC.

    You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

Verifying Telephone Transactions

    The Funds make every effort to insure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

                           HOW DO I EXCHANGE SHARES?

    You may exchange shares of a Fund for shares of any of the other Funds offered in this prospectus free of charge, provided you meet the $1,000 minimum investment requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days' written notice prior to any modification of this exchange privilege. See "Additional Conditions--Verifying Telephone Transactions" for information regarding exchanging shares by telephone.

    Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 180267, Columbus OH 43218-2067 or by calling 1-800-607-2200.
Please provide the following information:

  .   your name and telephone number

  .   the exact name on your account and account number

  .   taxpayer identification number (usually your Social Security number)

  .   dollar value or number of shares to be exchanged

  .   the name of the Fund from which the exchange is to be made

  .   the name of the Fund into which the exchange is being made.

                         ACCOUNT AND SHARE INFORMATION

Confirmations and Account Statements

    You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

Dividends and Capital Gains

    Dividends (if any) are paid to shareholders invested in the Funds on the record date. Dividends from net investment income (dividends and interest less expenses) are declared and paid semi-annually for the Fixed Income and Municipal Bond Funds and annually for the Core Equities, Capital Opportunity and International Funds. Net capital gains, if any, are declared and distributed at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares unless you elect cash payments.

    If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in additional shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain distribution. Contact your investment professional or the Fund for information concerning when dividends and capital gains distributions will be paid.

Tax Information

    The Funds send you an annual statement of your account activity to assist you in completing your Federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; exempt-interest dividends are exempt from regular Federal income tax and, capital gains dividends are taxable at long-term capital gains rates. Redemptions and exchanges are taxable sales and any gain recognized will be taxable to you generally as capital gains.

    Fund distributions for Core Equities Fund, Capital Opportunity Fund and International Fund are expected to be primarily capital gains. Fund distributions for the Fixed Income Fund are expected to be primarily dividends. Fund distributions from Municipal Bond Fund are expected to be primarily exempt-interest dividends (see below for further details). Please consult your tax adviser regarding your Federal, state, and local tax liability.

 Municipal Bond Fund

    The Fund sends you a timely statement of your account activity to assist you in completing your Federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from Federal income tax, although a portion of the Fund's dividends may not be exempt. Whether or not dividends are exempt from federal income tax, they may be subject to state and local taxes. You may have to include certain dividends as taxable income if the Federal alternative minimum tax applies to you. Capital gains distributions and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales.

                             WHO MANAGES THE FUNDS?

    The Board of Directors governs the Funds. The Board oversees the Adviser, Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. ("Bessemer"). The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is 630 Fifth Avenue, New York, New York 10111. In May 2001, the Adviser was formed by Bessemer to conduct all of its investment advisory activities. Prior to May 2001, the investment advisory activities were provided by Bessemer.

    Bessemer is a subsidiary of The Bessemer Group, Incorporated. The Adviser, and other subsidiaries of The Bessemer Group, Incorporated, advise or provide investment, fiduciary and personal banking services to approximately 1,406 clients with total assets under supervision of over $35 billion as of December 31, 2001. Bessemer Group (UK) Limited, a wholly-owned subsidiary of Bessemer, serves as Sub-Adviser to the International Fund.

    For its services under an Advisory Contract*, the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

                                             First $100 Second $100   Average
                                             million of million of   net assets
                                              average     average    exceeding
                                             net assets net assets  $200 million
                                             ---------- ----------- ------------
Core Equities Fund..........................   0.70%       0.65%       0.60%
Capital Opportunity Fund....................   0.70%       0.65%       0.60%
International Fund..........................   0.80%       0.75%       0.70%
Fixed Income Fund...........................   0.45%       0.40%       0.35%
Municipal Bond Fund.........................   0.45%       0.40%       0.35%

-----------
*   The Adviser assumed advisory responsibilities on May 2, 2001.

    For the fiscal year ended October 31, 2001, the Funds each paid advisory fees as a percentage of its average net assets as follows: 0.68% Core Equities Fund; 0.65% Capital Opportunity Fund; 0.74% International Fund; 0.45% Fixed Income Fund; and 0.45% Municipal Bond Fund.

    Mr. John D. Chadwick, Managing Director of Bessemer and Portfolio Manager, is primarily responsible for the day-to-day investment management of Core Equities Fund. Mr. Chadwick has managed the Fund since its inception. Prior to joining Bessemer in 1994, Mr. Chadwick served as Senior Vice President and Senior Portfolio Manager at Kidder Peabody & Co. from 1985 through 1994 where he started the Equity Income Fund and managed certain index funds. Mr. Chadwick received a B.A. in Economics from Harvard University and an M.B.A. in Industrial Management from the Wharton School of Finance & Commerce of the University of Pennsylvania.

    Ms. Yun Jae Chung, Managing Director of Bessemer and Portfolio Manager, has been primarily responsible for the day-to-day investment management of Capital Opportunity Fund since May, 2000. Prior to joining Bessemer in 1995, she was a research analyst at NatWest Securities USA. Ms. Chung first served as a Research Assistant at County NatWest Securities, USA during the years 1989 through 1991. From 1988 to 1989, Ms. Chung was an Assistant with D.H. Blair & Company. She received her Bachelor of Arts degree from Rutgers College in 1988. Ms. Chung is an active member of the Bank and Finance Analysts Association and the Association for Insurance and Financial Analysts.

    Ms. Hermione Davies, Managing Director of Bessemer and Portfolio Manager, is in charge of Bessemer's International Equity Investments and is primarily responsible for the day-to-day investment management of International Fund. Ms. Davies has managed the Fund since July, 1998. She is a member of the Bessemer Investment Policy and Strategy Committee. Prior to joining Bessemer in 1986, Ms. Davies was with Guinness Mahon and Co. Ltd., responsible for Japanese investments and management of the offshore unit trust Pacific Fund. Ms. Davies holds a B.A. from Oxford University in 1981 and a postgraduate Diploma in Economics from Birkbeck College, University of London in 1984.

    Mr. Harold S. Woolley, Managing Director of Bessemer and Portfolio Manager, is primarily responsible for the day-to-day investment management of Fixed Income Fund. Mr. Woolley has managed the Fund since its inception. Mr. Woolley has headed the fixed income investments group at Bessemer, N.A. since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a managing director and head of fixed income investments for the Equitable Investment Management Corp. and a Vice President of the Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with an A.B. from Bucknell University, and holds an M.B.A. from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.

    Mr. Bruce A. Whiteford, Managing Director of Bessemer and Portfolio Manager, is primarily responsible for the day-to-day investment management of Municipal Bond Fund. Mr. Whiteford has managed the Fund since its inception.

Prior to joining Bessemer in 1996, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager--U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A. from 1986 to 1996. Mr. Whiteford graduated from the University of South Carolina with a B.S. in Finance.

                          DISTRIBUTION OF FUND SHARES

    The Funds' Board of Directors has adopted a Rule 12b-1 distribution and service plan on behalf of each Fund (the "Plans") and, pursuant to the Plans, each Fund and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement. Each Fund has also entered into a Shareholder Servicing Agreement with the Adviser.

    Under the Distribution Agreements, the Distributor serves as distributor of the Funds' shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Funds' shares provided that any orders will not be binding on the Funds until accepted by the Funds as principal. The Distribution Agreements also provide that the Distributor may receive reimbursements of up to .10% per annum of each Fund's average daily net assets for distribution and marketing expenses. Such fees would be paid out of the Fund's assets and over time the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    Under Shareholder Servicing Agreements, the Distributor and the Adviser each are permitted to receive up to a total of .25% per annum of each Fund's average daily net assets (the "Shareholder Servicing Fee") to permit them to make payments to third parties for providing shareholder services. In addition, the Adviser, under its Shareholder Servicing Agreements, is permitted to receive a Shareholder Servicing Fee to compensate it for providing shareholder services. The total Shareholder Servicing Fee in the aggregate will not exceed 0.25% per annum of the average daily net assets of a Fund. The maximum amount payable under the Plans is 0.35% per annum of the average net assets of each Fund.

    The Plans and the Shareholder Servicing Agreements also provide that the Adviser or the Distributor may make payments from time to time from their own resources (which may include the advisory fees of the Adviser) and past profits for certain enumerated purposes.

                             FINANCIAL INFORMATION

Financial Highlights

    The following financial highlights are intended to help you understand each Fund's financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.

    This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' audited financial statements, is included in the Annual Report which is available upon request free of charge.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
October 31, 2001
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                   Net realized
                                       and
                                    unrealized
             Net asset    Net     gain/(loss) on            Distributions Distributions
  Period      value,   investment  investments,  Total from   from net      from net
   ended     beginning  income/    and foreign   investment  investment     realized        Total
October 31,  of period   (loss)     currencies   operations    income         gains     distributions
-----------  --------- ---------- -------------- ---------- ------------- ------------- -------------
Core Equities Fund
2001          $14.85       (g)        (3.97)       (3.97)          --            --            --
2000          $12.99     (0.06)        1.92         1.86           --            --            --
1999          $10.01     (0.03)        3.02         2.99        (0.01)           --         (0.01)
1998 (a)(f)   $10.00     (0.01)        0.02         0.01           --            --            --
Capital Opportunity Fund
2001          $14.04      0.17        (0.46)       (0.29)       (0.14)           --         (0.14)
2000          $11.31      0.11         2.65         2.76        (0.03)           --         (0.03)
1999          $10.63      0.04         0.64         0.68           --            --            --
1998          $11.82     (0.07)       (1.12)       (1.19)          --            --            --
1997 (b)(f)   $10.00     (0.06)        1.88         1.82           --            --            --
International Fund
2001          $11.89      0.05        (3.13)       (3.08)       (0.04)        (0.66)        (0.70)
2000          $12.24      0.06        (0.25)       (0.19)       (0.16)           --         (0.16)
1999          $ 9.74      0.14         2.61         2.75        (0.25)           --         (0.25)
1998          $11.75      0.14        (1.25)       (1.11)       (0.18)        (0.72)        (0.90)
1997          $11.16      0.12         0.62         0.74        (0.15)           --         (0.15)
Fixed Income Fund
2001          $10.13      0.56         0.76         1.32        (0.51)           --         (0.51)
2000          $10.07      0.52         0.10         0.62        (0.56)           --         (0.56)
1999          $10.93      0.48        (0.75)       (0.27)       (0.51)        (0.08)        (0.59)
1998 (c)(f)   $10.00      0.28         0.65         0.93           --            --            --
Municipal Bond Fund
2001          $10.35      0.35         0.79         1.14        (0.33)           --         (0.33)
2000          $ 9.92      0.39         0.46         0.85        (0.42)           --         (0.42)
1999          $10.62      0.31        (0.65)       (0.34)       (0.32)        (0.04)        (0.36)
1998 (d)(f)   $10.00      0.21         0.41         0.62           --            --            --
-----------------------------------------------------------------------------------------------------

 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) For the period from March 2, 1998 (commencement of operations) to October 31, 1998.
(b) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.
(c) For the period from March 12, 1998 (commencement of operations) to October 31, 1998.
(d) For the period from March 6, 1998 (commencement of operations) to October 31, 1998.
(e) Annualized.
(f) Per share values calculated using average shares outstanding.
(g) Less than $0.01 per shares.

--------------------------------------------------------------------------------

                              Ratios to Average
                                 Net Assets
                              -----------------
                                                                    Net
 Net                                                              assets,
asset                          Net                      Net        end of
value,                      investment               investment    period  Portfolio
end of   Total     Net       income/        Net       income/       (000   turnover
period  return*  Expenses     (loss)     Expenses**   (loss)**    omitted)   rate
------  -------  --------   ----------   ----------  ----------   -------- ---------
$10.88  (26.7%)   1.25%       (0.04%)      1.28%       (0.07%)    $136,548    75%
$14.85   14.3%    1.28%       (0.50%)      1.28%       (0.50%)    $171,308   121%
$12.99   29.9%    1.23%       (0.41%)      1.42%       (0.60%)    $ 84,566   116%
$10.01    0.1%    1.25%(e)    (0.03%)(e)   2.23%(e)    (1.01%)(e) $ 33,164    56%
$13.61   (2.1%)   1.23%        1.28%       1.23%        1.28%     $446,722     3%
$14.04   24.4%    1.34%        1.00%       1.34%        1.00%     $370,240   126%
$11.31    6.4%    1.38%        0.12%       1.40%        0.10%     $205,919   102%
$10.63  (10.1%)   1.48%       (0.57%)      1.57%       (0.66%)    $113,825   140%
$11.82   18.2%    1.50%(e)    (0.79%)(e)   2.58%(e)    (1.87%)(e) $ 51,528    46%
$ 8.11  (27.4%)   1.37%        0.46%       1.37%        0.46%     $320,608   154%
$11.89   (1.6%)   1.37%        0.49%       1.37%        0.49%     $450,325   103%
$12.24   28.8%    1.43%        0.80%       1.46%        0.77%     $226,072   160%
$ 9.74  (10.2%)   1.49%        1.27%       1.53%        1.23%     $123,232   129%
$11.75    6.6%    1.50%        0.98%       1.52%        0.96%     $173,793    58%
$10.94   13.4%    1.05%        5.51%       1.17%        5.39%     $ 30,515    52%
$10.13    6.5%    1.05%        5.66%       1.47%        5.24%     $ 18,105    28%
$10.07   (2.7%)   1.05%        4.96%       3.16%        2.85%     $  9,208    83%
$10.93    9.3%    1.05%(e)     4.48%(e)    7.13%(e)    (1.60%)(e) $  5,599    30%
$11.16   11.2%    1.05%        3.63%       1.12%        3.56%     $ 46,566    74%
$10.35    8.8%    1.05%        4.03%       1.26%        3.82%     $ 25,542   106%
$ 9.92   (3.3%)   1.05%        3.50%       2.05%        2.50%     $ 19,484    96%
$10.62    6.2%    1.05%(e)     3.40%(e)    3.95%(e)     0.50%(e)  $ 11,050    40%
------------------------------------------------------------------------------------

                        OLD WESTBURY CORE EQUITIES FUND
                     OLD WESTBURY CAPITAL OPPORTUNITY FUND
                        OLD WESTBURY INTERNATIONAL FUND
                         OLD WESTBURY FIXED INCOME FUND
                        OLD WESTBURY MUNICIPAL BOND FUND

                       Portfolios of Old Westbury Funds, Inc.

    A Statement of Additional Information (SAI) dated February 28, 2002 is incorporated by reference into this prospectus. Additional information about each Fund's investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Reports and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607-2200.


Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:
Public Reference Room in Washington, D.C. (For information about their operation, call 1-202-942-8090.)

By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:
www.sec.gov

By electronic request:
publicinfo@sec.gov.
(The SEC charges a fee to copy any documents.)

Investment Company Act file no. 811-7912

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Distributor:
BISYS Fund Services Limited Partnership (d/b/a BISYS Fund Services) P.O. Box 180267
Columbus, OH 43218-2067

Administrator:
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219


Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680419406
Cusip 680414505

                           OLD WESTBURY FUNDS, INC.


                      Statement of Additional Information

                               February 28, 2002


                        Old Westbury Core Equities Fund
                     Old Westbury Capital Opportunity Fund
                        Old Westbury International Fund
                        Old Westbury Fixed Income Fund
                       Old Westbury Municipal Bond Fund



This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for the Funds dated February 28, 2002. This SAI incorporates by reference the Funds' Annual Report. You may obtain the prospectus or Annual Report without charge by calling 1-800-607-2200.


-----------------------------------------------------------------------------
CONTENTS
-----------------------------------------------------------------------------

How Are The Funds Organized?................................................................................  2
Securities In Which The Funds Invest........................................................................  2
Securities Descriptions, Techniques And Risks...............................................................  3
Investment Restrictions.....................................................................................  17
Who Manages And Provides Services To The Funds?.............................................................  19
How Do The Funds Measure Performance?.......................................................................  28
Account Information And Pricing Of Shares...................................................................  33
How Are The Funds Taxed?....................................................................................  34
Financial Information.......................................................................................  37
Appendix....................................................................................................  38

HOW ARE THE FUNDS ORGANIZED?
-------------------------------------------------------------------------------

Old Westbury Funds, Inc. (the "Corporation") is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. Old Westbury Capital Opportunity Fund changed its name from Old Westbury Growth Opportunity Fund on May 31, 2000.

The Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST
--------------------------------------------------------------------------------

Following is a table that indicates which types of securities are a:
..    P = PRINCIPAL investment of a Fund (shaded in chart);
..    A = ACCEPTABLE (but not principal) investment of a Fund; or
..    N = NOT AN ACCEPTABLE investment of a Fund.

------------------------------------------------------------------------------------------------------------------------------------
Securities                              Core           Capital           International           Fixed           Municipal
                                        Equities       Opportunity       Fund                    Income          Bond
                                        Fund           Fund                                      Fund            Fund
 -----------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts            A                A                  A                      N            N
--------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                 N                N                  N                      A            N
--------------------------------------------------------------------------------------------------------------------------------
Bank Obligations                        A                A                  A                      A            A
--------------------------------------------------------------------------------------------------------------------------------
Borrowing                               A                A                  A                      A            A
--------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                        A                A                  A                      A            A
--------------------------------------------------------------------------------------------------------------------------------
Common Stock of Domestic Companies      P                P                  A                      N            N
--------------------------------------------------------------------------------------------------------------------------------
Common Stock of Foreign Companies       A                P                  P                      N            N
--------------------------------------------------------------------------------------------------------------------------------
Convertible Securities                  A                A                  A                      A            N
--------------------------------------------------------------------------------------------------------------------------------
Corporate Reorganizations               A                A                  A                      A            A
--------------------------------------------------------------------------------------------------------------------------------
Debt Obligations                        A                A                  A                      P            P
--------------------------------------------------------------------------------------------------------------------------------
Derivative Contracts and Securities     A                A                  A                      A            A
--------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Companies               A                A                  A                      N            N
--------------------------------------------------------------------------------------------------------------------------------
Emerging Market Companies               N                N                  A                      N            N
--------------------------------------------------------------------------------------------------------------------------------
European Depositary Receipts            N                N                  A                      N            N
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Debt Obligations             A                A                  A                      A            A
--------------------------------------------------------------------------------------------------------------------------------
Floating Rate Debt Obligations          A                A                  A                      A            A
--------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions           A                A                  A                      A            N
--------------------------------------------------------------------------------------------------------------------------------
Foreign Securities                      A                P                  P                      A            N
--------------------------------------------------------------------------------------------------------------------------------
Futures and Options Transactions        A                A                  A                      A            A
--------------------------------------------------------------------------------------------------------------------------------
Global Depositary Receipts              N                N                  A                      N            N
--------------------------------------------------------------------------------------------------------------------------------
High Yield Securities                   A                A                  A                      A            N
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Securities                             Core               Capital            International        Fixed          Municipal
                                       Equities           Opportunity        Fund                 Income         Bond Fund
                                       Fund               Fund                                    Fund
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid and Restricted Securities       A                A                    A                      A            A
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                         N                N                    N                      A            N
-----------------------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities          A                A                    A                      A            A
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                 A                A                    A                      A            A
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities               N                N                    N                      A            N
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Securities                     N                N                    N                      A            P
-----------------------------------------------------------------------------------------------------------------------------------
Participation Interests                  N                N                    N                      N            A
-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks                         A                A                    A                      N            N
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                    A                A                    A                      A            A
-----------------------------------------------------------------------------------------------------------------------------------
Small and Mid-Capitalization Stocks      A                A                    A                      N            N
-----------------------------------------------------------------------------------------------------------------------------------
Shares of Other Investment Companies     A                A                    A                      A            A
-----------------------------------------------------------------------------------------------------------------------------------
Short-Sales                              A                N                    N                      N            N
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities               A                A                    A                      A            A
-----------------------------------------------------------------------------------------------------------------------------------
Temporary Investments                    A                A                    A                      A            A
-----------------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Notes               A                A                    A                      A            A
-----------------------------------------------------------------------------------------------------------------------------------
Warrants                                 A                A                    A                      N            N
-----------------------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery         A                A                    A                      A            A
 Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Zero Coupon Bonds                        N                N                    N                      A            N
-----------------------------------------------------------------------------------------------------------------------------------

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS
--------------------------------------------------------------------------------

The following describes securities, techniques and risks used by the Funds in addition to those described in the prospectus.

ASSET-BACKED SECURITIES. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-Backed Securities represent an interest in a pool of assets such as car loans and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds.

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

BANK OBLIGATIONS. Bank Obligations include negotiable certificates of deposit, time deposits and bankers acceptances. The Funds will invest in bank instruments
(i) that have been issued by banks and savings and loans and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state; (ii) of foreign branches of these banks or of foreign banks of equivalent size; and (iii) of U.S. branches of foreign banks of equivalent size. The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Funds may also invest in obligations of the European Investment Bank, the Inter-American Development Bank or the World Bank and other such similar institutions.

BORROWING. The Funds may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

COMMERCIAL PAPER. The Funds may invest in commercial paper, including master demand obligations. Master demand obligations provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The commercial paper in which the Funds may invest must be rated A-1 or A-2 by Standard & Poor's (S&P), Prime-1 or Prime-2 by Moody's Investors Service, Inc. (Moody's), or F-1 or F-2 by Fitch IBCA, Inc. (Fitch). Master demand obligations are governed by agreements between the issuer and Bessemer Trust Company, N.A., acting as agent, for no additional fee, in its capacity as investment adviser to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations.

COMMON STOCKS. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

CONVERTIBLE SECURITIES. Certain Funds may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by S&P or "Baa" by Moody's, or if unrated, judged by the Adviser to be of comparable quality. Securities rated BBB or Baa have speculative characteristics. Convertible securities may include convertible preferred stock, convertible bonds and convertible bonds of foreign issues. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities.

In selecting convertible securities, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in the rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Funds will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation. The Funds do not intend to purchase convertible securities in excess of 5% of the Fund's total assets.

CORPORATE REORGANIZATIONS. Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Funds.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

In making such investments, each Fund will not violate any of its diversification requirements or investment restrictions (see "Investment Restrictions") including the requirement that, with respect to 75% of its total assets, not more than 5% of its total assets may be invested in the securities of any one issuer. Since such investments are ordinarily short term in nature, they will increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Code. Each Fund does not intend to purchase these securities in excess of 5% of that Fund's total assets.


CREDIT QUALITY. Generally, the fixed income securities in which a Fund invests will be rated at least investment grade by a nationally recognized statistical ratings organization (NRSRO). Investment grade securities have received one of an NRSRO's four highest ratings. Securities receiving the fourth highest rating (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The Adviser will evaluate downgraded securities and will sell any security determined not to be an acceptable investment. International Fund, Core Equities Fund, Capital Opportunity Fund and the Fixed Income Fund may invest up to 5% of their net assets in securities rated below investment grade, but not below the sixth highest rating category (commonly known as "junk bonds"). (See "High Yield Securities")

DEBT OBLIGATIONS. The Funds may invest in the following type of debt obligations, including bonds, notes, and debentures of corporate issuers or governments, which may have fixed or floating rates of interest.

FIXED RATE DEBT OBLIGATIONS. Fixed rate debt obligations include fixed rate debt securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics includes a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FLOATING RATE DEBT OBLIGATIONS. The Funds may invest in floating rate debt obligations including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days to an increment over some predetermined interest rate index). Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate

(LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Increasing rate securities' rates are reset periodically at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer's prospectus.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are receipts, issued by a U.S. bank, that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts, issued by foreign banks or trust companies, or foreign branches of U.S. banks, that represent an interest in shares of either a foreign or U.S. corporation. Depositary Receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary Receipts involve many of the same risks of investing directly in foreign securities.

EMERGING GROWTH COMPANIES. Emerging Growth Companies are companies that are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, or have a special area of expertise, or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Capital Opportunity Fund, therefore, may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Forward Foreign Currency Exchange Contracts ("Forward Contracts") are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund's security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. The Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, otherwise known as cross-hedging.

In these transactions, the Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

PURCHASING AND WRITING PUT AND CALL OPTIONS. Purchasing and writing put and call options on foreign currencies are used to protect the Fund's portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter. The Fund may write (sell) covered call options and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options.

FOREIGN SECURITIES. The Funds, other than the Municipal Bond Fund, may invest in certain foreign securities; however, the only foreign securities the Capital Opportunity Fund may invest in are securities of Canadian-based companies. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies.

Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Investments are made primarily in those regions where, in the opinion of the Funds' Adviser, there are opportunities to achieve superior investment returns relative to other investment opportunities outside the United States. The International Fund does not, however, generally invest in debt or equity securities of U.S. issuers. The International Fund emphasizes those industrial sectors of the world's market, which, in the opinion of its Adviser, offer the most attractive risk/reward relationships. Securities of any given issuer are evaluated on the basis of such measures as price/earnings ratios, price/book ratios, cash flows and dividend and interest income.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

CANADIAN COMPANIES. The Capital Opportunity Fund may invest more than 10% of its total assets in Canadian Securities. Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. The country's economy relies strongly on the production and processing of natural resources. Also, the government has attempted to reduce restrictions against foreign investment, and its trade agreements with the U.S. and Mexico are expected to increase trade. Also, demand by many citizens in the Province of Quebec for secession from Canada may significantly impact the Canadian economy. In addition, the value in U.S. dollars of the Fund's assets denominated in Canadian currency may be affected by changes in exchange rates and regulations.

DERIVATIVE CONTRACTS AND SECURITIES. The term derivative has traditionally been applied to certain contracts (futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Derivatives also refer to securities that incorporate the performance characteristics of these contracts and securities derived from the cash flows from underlying securities, mortgages or other obligations. While the response of certain derivatives to market changes may differ from traditional investments like stocks and bonds, they do not necessarily present greater market risks than traditional investments. Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-Counter contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract. (See "Foreign Currency Transactions" and "Futures and Options Transactions" herein for more information.)

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When the Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks. These transactions include: forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.

FUTURES AND OPTIONS TRANSACTIONS. As a means of reducing fluctuations in its net asset value, a Fund may buy and sell futures contracts and options on futures contracts, and buy put and call options on portfolio securities and securities indices to hedge its portfolio. A Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

FUTURES CONTRACTS. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat, or corn) or a financial asset (such as a security). A Fund may purchase and sell financial futures contracts to hedge against anticipated changes in the value of its portfolio without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements.

A Fund may purchase and sell stock index futures contracts to hedge against anticipated price changes with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract.

MARGIN IN FUTURES TRANSACTIONS. Since a Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. government securities or highly-liquid debt securities as a good faith deposit. The margin is returned to the Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions.

As the value of the underlying futures contract changes daily, the Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by the Fund. It may be viewed as a settlement between the

Fund and the broker of the amount one would owe the other if the futures contract expired. When the Fund purchases futures contracts, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and insure that the use of futures contracts is unleveraged. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

A Fund will not enter into a futures contract or purchase an option thereon for other than hedging purposes if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of its net assets, after taking into account the unrealized profits and losses on those contracts it has entered into. However, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. A Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

A Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying futures contract normally increases. When the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, generally a Fund will cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. A Fund may write
(sell) listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation to sell a futures contract costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

A Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

LIMITATION ON OPEN FUTURES POSITIONS. A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if together the value of the open positions exceeds the current market value of the Fund's portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options on portfolio securities to protect against price movements in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund's portfolio securities. As writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash or U.S. government securities in the amount of any additional consideration). As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option. In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

STOCK INDEX OPTIONS. A Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Adviser correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

OVER-THE-COUNTER OPTIONS. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. A Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund's portfolio securities or securities indices are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions deemed creditworthy by the Adviser.

RISKS. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, the Fund may lose money on the futures contract or option.

When a Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian or the broker, to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

HIGH YIELD SECURITIES. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities (commonly known as "junk bonds") may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing each Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities. International Fund, Core Equities Fund, Capital Opportunity Fund and Fixed Income Fund may purchase or hold not more than 5% of its net assets in securities rated below investment grade (but not lower than the sixth highest rating). Municipal Bond Fund will not invest in securities rated below investment grade.

The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for the Funds in the disposal of such nonrated securities. There is no established secondary market for many of these securities. The Adviser cannot anticipate whether these securities could be sold other than to institutional investors. There is frequently no secondary market for the resale of those debt obligations that are in default. The limited market for these securities may affect the amount actually realized by each Fund upon such sale. Such sale may result in a loss to each Fund. There are certain risks involved in applying credit ratings as a method of evaluating high yield securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments.

Lower rated and nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the creditworthiness of the obligors of lower rated securities may not have been as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower-rated securities in each Fund, the yields and prices of such securities tend to fluctuate more with changes in the perceived quality of the credit of their obligors. In addition, the market value of high yield securities may fluctuate more than the market value of higher rated securities since high yield securities tend to reflect short-term market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental credit quality of such securities. High yield securities are also more sensitive to adverse economic changes and events affecting specific issuers than are higher rated securities. Periods of economic uncertainty can be expected to result in increased market price volatility of the high yield securities. High yield securities may also be directly and adversely affected by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and may be more susceptible to variables such as adverse publicity and negative investor perception than are more highly rated securities, particularly in a limited secondary market. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The obligors of lower rated securities possess less creditworthy characteristics than the obligors of higher rated securities, as is evidenced by those securities that have experienced a downgrading in rating or that are in default. The evaluation of the price of such securities is highly speculative and volatile. As such, these evaluations are very sensitive to the latest available public information relating to developments concerning such securities.

ILLIQUID AND RESTRICTED SECURITIES. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. The Fund intends to limit the purchase of restricted securities which have not been determined by the Adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

INVERSE FLOATERS. Certain securities issued by agencies of the U.S. government (agency securities) that include a class bearing a floating rate of interest also may include a class whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed income or floating rate classes of an agency security and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index on which interest rate adjustments are based. As a result, the yield on an inverse floater class of an agency security will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by a Fund at any time, (3) a Fund receives reasonable interest or fee payments on the loan, (4) a Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of a Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. In addition, if a Fund is unable to get the securities back on a timely basis, the Fund may lose certain investment opportunities. The Funds are also subject to the risks associated with the investment of cash collateral, usually fixed-income securities risk. The International Fund does not currently intend to lend portfolio securities in excess of 5% of its total assets.

MONEY MARKET INSTRUMENTS. The Funds may invest in money market instruments including obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities, commercial paper, bank obligations and money market mutual funds.

MORTGAGE-BACKED SECURITIES. Fixed Income Fund may invest in mortgage-backed securities. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage backed securities with lower yields. As a result, increases in prepayments of premium mortgage backed securities, or decreases in prepayments of discount mortgage backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage backed securities tend to pay higher yields to compensate for this volatility.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). The following example illustrates how mortgage cash flows are prioritized in the case of CMOs - most of the CMOs in which the Fixed Income Fund invests use the same basic structure: (1) Several classes of securities are issued against a pool of mortgage collateral. A common structure may contain four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments; (2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; (3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Funds as income, and the capital portion is reinvested.

MUNICIPAL SECURITIES. Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transpiration projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participant can only enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants will be able to obtain an acceptable substitute source of payment.

VARIABLE RATE MUNICIPAL SECURITIES. The Fund may purchase municipal securities that have variable interest rates. Variable interest rates are ordinarily stated as a percentage of a published interest rate, interest rate index, or some similar standard, such as the 91-day U.S. Treasury bill rate.

Many variable rate municipal securities are subject to payment of principal on demand by the Fund usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund.

MUNICIPAL BOND INSURANCE. The Municipal Bond Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund. The premiums for the Policies may be paid by the Fund and the yield on the Fund's investments may be reduced thereby.

The Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Fund's Adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

PARTICIPATION INTERESTS. The Municipal Bond Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Directors will determine that participation interests meet the prescribed quality standards of the Fund.

PREFERRED STOCKS. Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. The Fund may treat such redeemable preferred stock as a fixed income security.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. A Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. A Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Funds will not enter into repurchase agreements of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of that Fund's net assets would be so invested. Under normal market conditions, the Funds do not intend to purchase repurchase agreements in excess of 5% of that Fund's net assets.

SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. Investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

SMALL AND MID CAPITALIZATION STOCKS. Small market companies ("Small-Cap Companies") are those with market capitalizations of $1 billion or less at the time of Capital Opportunity Fund's investment. Many Small-

Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small-Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small-Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small-Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company's business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries or markets or the economy generally.

Mid capitalization companies ("Mid-Cap Companies") are those with market capitalizations between $1 billion and $4 billion. The risks associated with investments in Mid-Cap Companies are similar to those associated with Small-Cap Companies as discussed above.

SHORT SALES. Core Equities Fund may make short sales. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund's records and maintained until the Fund meets its obligations under the short sale.

The Fund will not sell securities short unless it (1) owns, or has a right to acquire, an equal amount of such securities, or (2) has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 25% of the Fund's net assets. While in a short position, the Fund will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. government securities which include:

..  direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
.. notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;
..  notes bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and .. notes, bonds and discount notes of other U.S. government instrumentalities supported by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

..  the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;
..  the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or .. the credit of the agency or instrumentality.

TEMPORARY INVESTMENTS. Each Fund may maintain up to 100% of its assets in Money Market Instruments for temporary, defensive purposes. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility. The Money Market Instruments for the Core Equities, Capital Opportunity and Fixed Income Funds include obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities which are rated in the two top categories by Moody's or S&P or, if unrated, are of comparable quality as determined by the Adviser, commercial paper, bank obligations and money market mutual funds. The Money Market Instruments for the International Fund include domestic and foreign government obligations, bank obligations, commercial paper and short-term securities which are rated in the top two categories by Moody's or S&P or, if unrated, are of comparable quality as determined by the Adviser. The Money Market Instruments for the Municipal Bond Fund include taxable or tax-exempt obligations of the U.S. government and its agencies and instrumentalities, short-term debt securities of municipal or corporate issuers, domestic and foreign government obligations, bank obligations, commercial paper and short-term securities which are rated in the two top categories by Moody's or S&P or, if unrated, of comparable quality as determined by the Adviser. Although the Municipal Bond Fund is permitted to take temporary, taxable investments, there is no current intention of generating income subject to Federal regular income tax.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS. Warrants give a Fund the option to buy the issuer's stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders. The Fund's do not intend to purchase warrants and rights in excess of 5% of each Fund's total assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on a Fund's records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON BONDS. Fixed Income Fund may invest in zero coupon bonds. These are bonds which are sold at a discount to their stated value and do not pay any periodic interest.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Corporation. The term "majority of outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of the Corporation present at a meeting, if the holders of more than 50% of the outstanding shares of the Corporation are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Corporation. The Funds may not:

1. Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of a Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that a deposit or payment by such Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2. Lend portfolio securities of value exceeding in the aggregate one-third of the market value of a Fund's total assets less liabilities other than obligations created by these transactions.

3. Mortgage, pledge or hypothecate any assets except that a Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. With respect to Core Equities Fund, Capital Opportunity Fund, Fixed Income Fund and Municipal Bond Fund, initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

4. Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.

5. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs.

6. Purchase or acquire commodities, commodity contracts or futures, except for International Fund which may purchase and write options on foreign currencies or enter into forward delivery contracts for foreign currencies and may also purchase foreign index contracts, and Core Equities Fund, Capital Opportunity Fund, Fixed Income Fund and Municipal Bond Fund may enter into financial futures contracts.

7. Issue senior securities, except insofar as the Funds may be deemed to have issued a senior security in connection with any permitted borrowing.

8. With respect to Core Equities Fund, Capital Opportunity Fund, International Fund, and Fixed Income Fund, will not invest 25% or more of the value of its total assets in any particular industry or groups of related industries; and Municipal Bond Fund will not invest 25% or more of its total assets in any one industry or in industrial development bonds or other securities, the interest on which is paid from reverse as of similar type projects.

9. Participate on a joint, or a joint and several, basis in any securities trading account.

10. With respect to 75% of a Fund's total assets, invest more than 5% of the Fund's total assets in any one issuer; and no Fund may own 10% or more of the outstanding voting securities of any one issuer.

NON-FUNDAMENTAL LIMITATIONS

The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Funds will not:

1. Invest more than 15% of the market value of each Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2. Invest in securities of other investment companies, except that (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act or except as may be permitted by the Securities and Exchange Commission. Each Fund will limit its investments in securities of other investment companies consistent with the Fund's investment policies.

3.  Purchase securities while borrowings exceed 5% of its total assets.

4.  Invest in companies for the purpose of exercising control.

If a percentage restriction (except paragraph 3 of the fundamental restrictions) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund's investment securities will not be considered a violation of a Fund's restrictions.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. Information about each Board member is provided below and includes the following: name, address, birth date, present position(s) held with the Corporation, principal occupations for the past five years and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of five funds and is the only investment company in the Fund Complex. Unless otherwise indicated, the address of each Director and officer is Old Westbury Funds, Inc., c/o BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219..

As of January 24, 2002, all Directors and officers as a group owned less than 1% of each Fund's outstanding shares.


------------------------------------------------------------------------------------------------------------------------------------
Name
(Birth Date)                                                                                                        Aggregate
Address                                 Principal Occupations                                                       Compensation
Position With Corporation               for Past Five Years                                                         From Corporation
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Kaufman                       Chairman of the Board and Director; Partner, Proskauer Rose LLP,            $35,000
November 17, 1929                       Attorneys at Law.
1585 Broadway
New York, NY 10036

Director
------------------------------------------------------------------------------------------------------------------------------------
Howard D. Graves                        Chancellor, Texas A&M University System (Since 1999); Visiting              $32,500
August 15, 1939                         Professor, Lyndon B. Johnson School of Public Affairs, University of
One Reed Drive                          Texas at Austin (1998-1999); Director of Military Education Programs,
College Station, TX 77840-2884          University of Texas at Austin (1997-1998); Associate, The International
                                        Foundation, Washington, DC (1997-2000); Adviser, Voyager Extended
Director                                Learning, Inc. (Since 1997); Director; Chairman of Board, Recycling
                                        Holdings, Inc. (1995-1996); and Superintendent, United States Military
                                        Academy, West Point, New York, Lieutenant General, U.S. Army (1991 to
                                        1996).
------------------------------------------------------------------------------------------------------------------------------------
Walter B. Grimm                         Senior Vice President and Client Services Executive, BISYS Fund             $     0
June 3, 1945                            Services (Since 1995)

President
------------------------------------------------------------------------------------------------------------------------------------
Eugene P. Beard                         Vice Chairman - Finance and Operations, The Interpublic Group of            $32,500
March 16, 1935                          Companies, Inc.
20 Marshall Street,Suite 210
South Norwalk, CT 06854

Director
------------------------------------------------------------------------------------------------------------------------------------
John R. Whitmore*                       Consultant and Director, Bessemer Trust Company, N.A (Since 1999).;         $32,500
November 19, 1933                       President and Chief Executive Officer of Bessemer Group, Inc. and
                                        subsidiaries of Bessemer Trust Company, N.A. (1975-1998).
Director

------------------------------------------------------------------------------------------------------------------------------------
Name
(Birth Date)                                                                                                        Aggregate
Address                                 Principal Occupations                                                       Compensation
Position With Corporation               for Past Five Years                                                         From Corporation
------------------------------------------------------------------------------------------------------------------------------------
Jennifer J. Brooks                      Director of Client Services, BISYS Fund Services (Since 1990)               $     0
February 9, 1967

Vice President
------------------------------------------------------------------------------------------------------------------------------------
Curtis W. Barnes                        Vice President - Registration, Legal Services, BISYS Fund Services          $     0
September 24, 1953                      (Since 1995)

Secretary
------------------------------------------------------------------------------------------------------------------------------------
Alaina V. Metz                          Chief Administrative Officer, Blue Sky Compliance, BISYS Fund Services      $     0
April 7, 1967                           (Since 1994)

Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Kathleen McGinnis                       Manager of Broker-Dealer Compliance, BISYS Fund Services (Since 1996)       $     0
November 30, 1970

Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Joel B. Engle                           Vice President, Financial Services, BISYS Fund Services (since              $     0
September 16, 1970                      September 1998); Vice President, Northern Trust Company (1996-1998)

Treasurer and Principal
Accounting Officer
------------------------------------------------------------------------------------------------------------------------------------


* John R. Whitmore may be an "interested person" as defined in the Investment Company Act of 1940.

As of January 24, 2002, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Fund's outstanding shares:

------------------------------------------------------------------------
NAIDOT & Co. c/o Bessemer          Core Equities Fund              92.2%
Trust Company                      Capital Opportunity Fund        95.6%
100 Woodbridge Center Drive        International Fund              96.2%
Woodbridge , NJ 07095              Fixed Income Fund               91.9%
                                   Municipal Bond Fund             98.3
------------------------------------------------------------------------


As of January 29, 2002, Miter & Co. FBO 6K, acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Fund's outstanding shares:

------------------------------------------------------------------------
Miter & Company FBO 6K             Core Equities Fund               5.8%
P.O. Box  2977                     Fixed Income Fund                6.1%
Milwaukee, WI 53202
------------------------------------------------------------------------


Code of Ethics. The Corporation, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the "Codes") restrict the personal investing activities of certain Access Persons and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage
the Funds.   Such Access Persons are generally required to pre-clear security transactions with the entities' Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser and the Distributor have developed procedures for administration of the Codes.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Funds. The Funds' investment adviser is Bessemer Investment Management LLC, ("BIM") a wholly-owned subsidiary of Bessemer Trust Company, N.A.("Bessemer"), which is a national banking association. The Adviser is a registered investment adviser, formed on May 2, 2001, by Bessemer to conduct all of its investment advisory activities. Prior to May 2, 2001, the investment advisory activities were performed by Bessemer.

For its services under an Advisory Contract, the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

                                          First $100 million     Second $100 million          Average
                                              of average             of average        net assets exceeding
                                              net assets             net assets            $200 million
Core Equities Fund.....................           0.70%                  0.65%                  0.60%
Capital Opportunity Fund...............           0.70%                  0.65%                  0.60%
International Fund.....................           0.80%                  0.75%                  0.70%
Fixed Income Fund......................           0.45%                  0.40%                  0.35%
Municipal Bond Fund....................           0.45%                  0.40%                  0.35%

The Adviser may choose voluntarily to reimburse a portion of its fee at any time. See "Fees Paid By the Funds for Services" for payments to the Adviser over the last three fiscal years. Currently, the Adviser has voluntarily agreed to waive a portion of the advisory fees for the Capital Opportunity Fund so that total expenses do not exceed 1.25% of average net assets for any year.

The Adviser shall not be liable to the Corporation, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Effective October 2001, the Adviser has retained its affiliate Bessemer Group (U.K.) Limited ("BGUK"), a wholly owned subsidiary of Bessemer Trust N.A., as sub-adviser to the International Fund pursuant to a sub-advisory agreement between Bessemer Investment Management LLC, ("BIM") BIM and BGUK, agreed to and accepted by the Corporation. Pursuant to the sub-advisory agreement, BGUK will, subject to BIM's determination that proposed investments satisfy the investment objectives and policies of the International Fund, make recommendations with respect to all proposed purchases and sales of portfolio securities. Under the Agreement BIM will pay BGUK a fee as follows: 0.55% on the first $500,000,000; 0.45% on $500,000,001 to $1,000,0000,000; and 0.35% on the balance.


ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

BISYS Fund Services Ohio, Inc. ("BISYS Ohio") 3435 Stelzer Road, Columbus, Ohio 43219 acts as administrator for the Funds. Pursuant to the Administration Agreement, BISYS Ohio provides the Funds with general office facilities and supervises the overall administration of the Funds, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BISYS Ohio may also provide persons (including directors, officers and other employees of BISYS Ohio or its affiliates) satisfactory to the Board of Directors to serve as officers of the Funds. BISYS Ohio is an affiliate of the Funds' Distributor. Prior to September 2000, Federated Administrative Services served as Administrator to the Funds.

For administrative services provided by BISYS Ohio, the Funds pay a fee at an annual rate as specified below:

Maximum Administrative Fee                        Average Aggregate Daily Net Assets of the Funds
0.12 of 1%                                        of the first $450 million
0.10 of 1%                                        of the next $300 million
0.075 of 1%                                       of the next $750 million
0.05 of 1%                                        of assets in excess of $1.5 billion

BISYS Fund Services Ohio, Inc. may choose voluntarily to reimburse a portion of its fee at any time. See "Fees Paid By the Funds for Services" for payments to the Administrator over the last three fiscal years.

Under a Fund Accounting Agreement between the Custodian and BISYS Ohio, dated November 1, 2000, BISYS Ohio maintains all Fund books and records required under Rule 31a-1 under the Investment Company Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements.

Pursuant to the Fund Accounting Agreement, BISYS Ohio is entitled to receive a fee from the Custodian computed and paid monthly at an annual rate equal to a percentage of each Fund's average daily net assets of per year as outlined below. The Funds do not pay any fees in connection with this Agreement.


                                                          First $450     $450 - $750      $750 million -       Average
                                                          million of      million of     $1.5 billion of      net assets
                                                           average         average           average          exceeding
                                                          net assets      net assets        net assets       $1.5 billion
                     Core Equities Fund                     0.03%          0.025%             0.02%             0.01%
                     Capital Opportunity Fund               0.03%          0.025%             0.02%             0.01%
                     International Fund                     0.03%          0.025%             0.02%             0.01%
                     Fixed Income Fund                      0.03%          0.025%             0.02%             0.01%
                     Municipal Bond Fund                    0.03%          0.025%             0.02%             0.01%


BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, also serves as transfer agent and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement.


CUSTODIAN

Bessemer Trust Company (New Jersey), an affiliate of the Adviser, located at 100 Woodbridge Center, Woodbridge, NJ 07095, is the Funds' custodian. Pursuant to its agreement with the Funds, it is responsible for maintaining the books and records of each Fund's securities and cash and maintaining each Fund's accounting and portfolio transaction records. The Custodian receives a fee from each Fund calculated and paid monthly at the annual rate of .15% (.20% for the International Fund) of the average daily net assets of each Fund.


DISTRIBUTOR

BISYS Fund Services LP, ("BISYS") an affiliate of BISYS Ohio, is the Funds' distributor. BISYS Fund Services LP, 3435 Stelzer Road, Columbus, Ohio 43219, acts as principal underwriter and distributor of shares of the Funds. BISYS makes a continuous offering of the Funds' shares.

In its capacity as Distributor, BISYS uses its best efforts to obtain subscriptions to shares of each Fund. BISYS receives no fees from the Funds' assets under the Distribution Agreement with the Funds.

For its services, BISYS is entitled to a distribution fee, as set forth in the Distribution and Shareholder Service Plans. See "Distribution and Shareholder Service Plans."

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Legal matters for the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022.

Deloitte & Touche LLP ("Deloitte & Touche"), Two World Financial Center, New York, New York 10281, are the independent public accountants for the Funds, providing audit services and tax return preparation.

BROKERAGE TRANSACTIONS

The Adviser makes each Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser or portfolio transactions may be effected by the Adviser. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to that Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Adviser may consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Funds.

The investment information provided to the Adviser is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. These research services include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research services furnished by brokers through which each Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of a Fund by brokers including the Distributor as a factor in its selection of brokers of Fund transactions.

A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, each Fund will attempt to negotiate best execution.

For the fiscal years ended, October 31, 2001, the Funds' Adviser directed brokerage transactions to certain brokers due to research services they provided. The International Fund and Core Equities Fund paid $ 201,462 and $23,534, respectively, in brokerage commissions for these transactions.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Funds.

As of October 31, 2001, the Core Equities Fund, International Fund, Capital Opportunity Fund, and Fixed Income Fund held investments in securities of their regular broker-dealers as follows:

Fund                            Approximate Aggregate Value of Issuer's             Name of Broker or Dealer
                               Securities Owned by the Fund at 10/31/2001
Core Equities Fund             $1,880,000                                            Merrill Lynch
Capital Opportunity Fund        5,420,000                                            Merrill Lynch
Fixed Income Fund                 553,000                                            Merrill Lynch


PORTFOLIO TURNOVER

Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%; however, in the case of Core Equities Fund, Capital Opportunity Fund, International Fund and Municipal Bond Fund, the portfolio turnover may exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rates for the fiscal year ended October 31, 2000 were 121%, 126%, 103%, 28% and 106% for the Core Equities Fund, Capital Opportunity Fund, International Fund, Fixed Income Fund and Municipal Bond Fund, respectively. For the year ended October 31, 2001, the turnover rates for the Core Equities Fund, Capital Opportunity Fund, International Fund, Fixed Income Fund and Municipal Bond Fund, were 75%, 3%, 154%, 52% and 74%, respectively.
The Capital Opportunity Fund's portfolio turnover rate for 2000 was higher than the 2001 portfolio turnover because of the Fund's temporary defensive position assumed in 2001.


DISTRIBUTION AND SERVICE PLAN

The Corporation has adopted distribution and service plans, pursuant to Rule 12b-1 under the 1940 Act (the "Rule") for the Funds. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plans provide that each Fund may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.35% per annum of that Fund's average daily net assets. Pursuant to the Plans, each Fund entered into a Distribution Agreement and a Shareholder Servicing Agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and each Fund also entered into a Shareholder Servicing Agreement with the Adviser.

For its services under its Shareholder Servicing Agreements, the Distributor is permitted to receive payments from each Fund up to 0.25% per annum of the average daily net assets of that Fund to permit it to make payments to broker-dealers with which it has written agreements and whose clients are Fund shareholders (each a "Broker-Dealer"), for providing shareholder services. For its services under its Shareholder Servicing Agreements, the Adviser is permitted to receive a payment from each Fund equal to 0.25% per annum of that Fund's average daily net assets attributable to the clients of the Adviser (and its affiliates) to compensate it for providing shareholder services to such clients. In addition, the Shareholder Servicing Agreements provide that the Adviser is permitted to receive payments from each Fund (together with the Distributor's fee, the "Shareholder Servicing Fee") to actually permit it to make payments made to banks, savings and loans and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each institution, a "Shareholder Servicing Agent") for providing shareholder services up to 0.25% per annum of that Fund's average daily net assets attributable to the clients of the other Shareholder Servicing Agents. Therefore, the total of the Shareholder Servicing Fees in the aggregate payable to the Distributor and the Adviser will not exceed 0.25% of the total net assets of that Fund.

In addition, the Distribution Agreements with the Distributor provides for reimbursement to the Distributor by each Fund for its distribution, promotional and advertising costs incurred in connection with the distribution of that Fund's shares in an amount not to exceed 0.10% per annum of that Fund's average daily net assets (the "Distribution Reimbursement").

The Plans, the Shareholder Servicing Agreements and the Distribution Agreements each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include past profits for certain enumerated purposes, provided that such payments made pursuant to the Plans will not increase the amount which a Fund is required to pay to the Distributor or the Adviser for any fiscal year under the Shareholder Servicing Agreements or otherwise.

Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Fund shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Corporation's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. This is an unsettled area of the law and if a determination contrary to the Corporation's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to a Fund or its shareholders. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity through financial subsidiaries. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into by each Fund, the Distributor or the Adviser, and the Shareholder Servicing Agents, Broker-Dealers, or other organizations must be in a form satisfactory to the Corporation's Board of Directors. In addition, the Plans require each Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by each Fund and the Distributor pursuant to the Plans and identifying the distribution activities for which those expenditures were made.

Each Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Corporation and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. Each Plan further provides that it may not be amended to increase materially the costs which may be spent by a Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. Each Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Corporation or a Fund's shareholders.

From time to time, the Adviser and the Distributor may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio of that Fund and of increasing yield to investors in that Fund.

                      FEES PAID BY THE FUNDS FOR SERVICES
                  FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001


----------------------------------------------------------------------------------------------------------------------------------
 Fund Name              Advisory                    Brokerage            Administrative       12b-1 Fees         12b-1
                        Fee/Fee Waived              Commissions          Fee/Fee Waived       Distribution       Shareholder
                                                                                              Plan Fee           Servicing Fee
----------------------------------------------------------------------------------------------------------------------------------
 Core Equities          $      1,023,265/           $4,639,344           $153,171/$0          $0                 $  374,331 (1)
 Fund                   $         40,315
----------------------------------------------------------------------------------------------------------------------------------
 Capital                $   2,701,340/$0            $  100,490           $422,594/$0          $0                 $1,032,841 (1)
 Opportunity
 Fund
----------------------------------------------------------------------------------------------------------------------------------
 International          $2,894,551(2)/$0            $3,143,113           $401,085/$0          $0                 $  980,193 (1)
 Fund
----------------------------------------------------------------------------------------------------------------------------------
 Fixed Income           $        108,788            $        0           $ 24,730/$0          $0                 $   60,438 (1)
 Fund                  /$         29,941
----------------------------------------------------------------------------------------------------------------------------------
 Municipal Bond         $        161,356            $        0           $ 36,679/$0          $0                 $   89,642 (1)
 Fund                  /$         27,752
----------------------------------------------------------------------------------------------------------------------------------

                                            FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
 Fund Name                 Advisory Fee/Fee              Brokerage              Administrative
                           Waived                        Commissions            Fee/Fee Waived
----------------------------------------------------------------------------------------------------------------------------------
 Core Equities             $     958,699/                $  256,169             $178,901/$0 (3)
 Fund                      $           0
----------------------------------------------------------------------------------------------------------------------------------
 Capital                   $2,092,936/$0                 $  716,192             $356,322/$0 (4)
 Opportunity
 Fund
----------------------------------------------------------------------------------------------------------------------------------
 International             $2,821,799/$0                 $2,208,759             $489,535/$0 (5)
 Fund
----------------------------------------------------------------------------------------------------------------------------------
 Fixed Income              $      59,153                 $        0             $ 16,778/$0 (6)
 Fund                     /$      56,095
----------------------------------------------------------------------------------------------------------------------------------
 Municipal Bond            $      96,174                 $        0             $ 27,407/$0 (7)
 Fund                     /$      45,556
----------------------------------------------------------------------------------------------------------------------------------


                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999

          ----------------------------------------------------------------------------
               Fund Name            Advisory Fee/Fee Waived     Brokerage Commissions
          ----------------------------------------------------------------------------
          Core Equities Fund            $     425,799/               $  187,921
                                        $     112,848
          ----------------------------------------------------------------------------
          Capital Opportunity Fund      $1,242,474/$0                $  617,162
          ----------------------------------------------------------------------------
          International Fund            $1,179,724/$0                $1,138,163
          ----------------------------------------------------------------------------
          Fixed Income Fund             $      35,407/               $        0
                                        $      35,407
          ----------------------------------------------------------------------------
          Municipal Bond Fund           $      69,408/               $        0
                                        $      69,408
          ----------------------------------------------------------------------------

1  Payments made as compensation to broker/dealers
2. Includes $1,865,339 fees paid to BGUK.
3 Includes $29,025 fees paid to BISYS.
4 Includes $59,509 fees paid to BISYS
5 Includes $77,133 fees paid to BISYS
6 Includes $2,936 fees paid to BISYS
7 Includes $4,333 fees paid to BISYS


HOW DO THE FUNDS MEASURE PERFORMANCE?
--------------------------------------------------------------------------------

Each Fund may advertise its share performance by using the Security and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

The performance of the Funds may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund's relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund's shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions.

When shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of a Fund's shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Municipal Income Fund's shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund's shares, the Fund's share performance is lower for shareholders paying those fees.

AVERAGE ANNUAL TOTAL RETURNS

Total returns are given for the one-year, five-year or since inception periods ended October 31, 2001.


----------------------------------------------------------------------------------------------------------------------------
Fund                     Core Equities      Capital                International         Fixed Income        Municipal
                         Fund               Opportunity            Fund                  Fund                Bond Fund
                                            Fund

(inception date)         (March 2, 1998)    (February 28, 1997)    (October 22, 1993)    (March 12, 1998)    (March 6, 1998)
One Year Return          (26.73)%           (2.08)%                (27.41)%              13.39%              11.24%
Five Year Return            N/A               N/A                  (2.44)%                 N/A                 N/A
Since Inception Return     2.35%             7.10%                  0.11%                 7.12%               6.12%
----------------------------------------------------------------------------------------------------------------------------


TAX EQUIVALENCY TABLE

Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature for the Municipal Bond Fund. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from regular Federal income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the Federal alternative minimum tax and state and/or local taxes.

Taxable Yield Equivalent for 2002 (Municipal Bond Fund)

Federal Income Tax Bracket:   10.00%    15.00%        27.00%              30.00%               35.00%               38.60%
---------------------------------------------------------------------------------------------------------------------------------

Tax Exempt Yield:                       Taxable Yield Equivalent:
4.00%                          4.44%     4.71%         5.48%               5.71%                6.15%                6.51%
---------------------------------------------------------------------------------------------------------------------------------
5.00%                          5.56%     5.88%         6.85%               7.14%                7.69%                8.14%
---------------------------------------------------------------------------------------------------------------------------------
6.00%                          6.67%     7.06%         8.22%               8.57%                9.23%                9.77%
---------------------------------------------------------------------------------------------------------------------------------
7.00%                          7.78%     8.24%         9.59%              10.00%               10.77%               11.40%
---------------------------------------------------------------------------------------------------------------------------------
8.00%                          8.89%     9.41%        10.96%              11.43%               12.31%               13.03%
---------------------------------------------------------------------------------------------------------------------------------
9.00%                         10.00%    10.59%        12.33%              12.86%               13.85%               14.66%
---------------------------------------------------------------------------------------------------------------------------------
10.00%                        11.11%    11.76%        13.70%              14.29%               15.38%               16.29%
---------------------------------------------------------------------------------------------------------------------------------

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

.. references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;

.. charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
.. discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and
.. information about the mutual fund industry from sources such as the Investment Company Institute.

Each Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

Each Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

CDA/WIESENBERGER INVESTMENT COMPANY SERVICES. Mutual fund rankings and data that ranks and/or compares mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors.

DOW JONES INDUSTRIAL AVERAGE (DJIA). Represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

EUROPE, AUSTRALIA, AND FAR EAST INDEX. A standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars.

FINANCIAL PUBLICATIONS. The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines, among others--provide performance statistics over specified time periods.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX. Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

LIPPER ANALYTICAL SERVICES, INC. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

MOODY'S INVESTORS SERVICE, INC., FITCH IBCA, INC. AND STANDARD & POOR'S. Various publications.

MORNINGSTAR, INC. An independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

RUSSELL 2500 INDEX. Measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index.

STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (S&P 500). Composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S & P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S & P figures.

WILSHIRE ASSOCIATES. An on-line database for international financial and economic data including performance measures for a wide range of securities.

WILSHIRE 2000 EQUITY INDEX. Consists of nearly 2,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available, and can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks.

ACCOUNT INFORMATION AND PRICING OF SHARES
--------------------------------------------------------------------------------

Information relating to the Purchase and Redemption of the Funds' shares is located in the Shareholder Information section of the Prospectus.

NET ASSET VALUE

For purposes of determining each Fund's net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Fund securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

United States government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

As indicated in the prospectus, the net asset value per share of each Fund's shares will be determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its net asset value, the International Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Directors, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series has equal dividend, distribution, liquidation and voting rights within the series in which it was issued. Each share of a Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

HOW ARE THE FUNDS TAXED?
--------------------------------------------------------------------------------

The following is a summary of certain federal income tax considerations generally affecting the Funds and its shareholders that are not described in the Prospectus. This summary is not a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

FEDERAL INCOME TAX

Each Fund will be treated as a single, separate entity for Federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by each Fund.

Each Fund has elected to be treated as and intends to qualify annually as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code (the "Code"). The Funds did so qualify for the previous taxable year.

To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, a Fund generally will not be subject to federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), designated by the Fund as capital gain dividends and distributed to shareholders.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of that Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which that Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

By qualifying as a regulated investment company, each Fund generally will not be subject to Federal income tax to the extent that it distributes its investment company taxable income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

In addition, the Code subjects regulated investment companies, such as the Funds, to a non-deductible 4% excise tax in each calendar year to the extent that such investment companies do not distribute 98% of their ordinary income and capital gain net income, generally determined on a calendar year basis and the one year period ending October 31 of each calendar year, respectively, and all of their undistributed ordinary income and capital gain net income from prior years.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses). Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. Capital gain dividends received by corporate shareholders generally are taxed at the same rate as ordinary income. Capital gain dividends are taxable at a maximum rate of 20% for non-corporate shareholders. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce subsequent year distributions. At October 31, 2001, each of the following Funds had the following capital loss carryforwards for federal income tax purposes, which will expire in the following years:

Portfolio Name                    2006                2007            2008              2009               Total
Core Equities Fund             $1,758,944               ----        $670,712        $ 17,467,850        $ 19,897,506

Capital Opportunity Fund             ----          1,584,725            ----                               1,584,725

International Fund                                                                   108,429,378         108,429,378

Fixed Income Fund                    ----                             87,669                                  87,669


The capital loss carryforward will reduce the applicable Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the class in which you are invested at the next determined net asset value without a sales load, but you will be subject to tax in the manner described herein even if you choose to have your dividends and distributions reinvested in additional shares. Dividends from net investment income or distributions of net realized short-term securities gains to shareholders generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions of net capital gains to shareholders are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

Special tax rules may apply to a Fund's acquisition of futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses.

It is anticipated that a portion of the ordinary income dividends paid by the Funds will qualify for the dividends-received deduction available to corporations. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends received deduction.

The Funds may be required to withhold for Federal income tax ("backup withholding") 30% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding.

Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account. Dividends and distributions may be subject to state and local taxes. The Funds may be subject to state or local tax in jurisdictions in which they are organized or do business.

FOR MUNICIPAL BOND FUND ONLY

The Fund's policy is to distribute as exempt-interest dividends each year 100% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest that is exempt from regular Federal income tax, and are designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends should be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. A shareholder is advised to consult its tax advisors with respect to whether exempt-interest dividends retain the exclusion from gross income under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity" bonds, if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. Taxpayers are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds issued after August 7, 1986 (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business other than Section 501(c)(3) bonds). This provision will apply to the portion of the exempt-interest dividends from the Fund's assets that are attributable to such post-August 7, 1986 private activity bonds. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

The Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains or accrued market discount upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains and accrued market discount will be taxable to shareholders as ordinary income. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains realized by non-corporate shareholders are taxable at a maximum rate of 20%. Corresponding maximum rate and holding period rules apply with respect to capital gains distributed by the Fund without regard to the length of time shares have been held by the holder.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure.

The United States Supreme Court has held that there is no constitutional prohibition against the Federal government taxing the interest earned on state or other municipal bonds. The Supreme Court's decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from regular income taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

FOREIGN INVESTMENTS

If more than 50% of the total value of the Funds' assets at the end of the tax year is represented by stock or securities of foreign corporations, the Funds may qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Funds' foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Investment income on certain foreign securities purchased by the Funds may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject. The effective rate of foreign tax cannot be predicted since the amount of the Funds' assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from the Funds may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

The Funds may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company (PFIC). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an "excess distribution") received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

The Funds themselves will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Funds distribute the corresponding income to stockholders. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund generally to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Funds' intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders by a Fund that holds PFIC stock, which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

Sale or Redemption of Shares

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income). Shareholders who, at the time of receiving a net capital gain distribution, have not held their shares for more than 6 months and who subsequently dispose of such shares at a loss will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. For Municipal Bond Fund shareholders, a loss realized by a shareholder on the disposition of such Fund shares with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less. A loss realized on a disposition of shares of any Fund will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within 30 days before or 30 days after the disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).

Foreign Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult their tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person.

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The Financial Statements for the fiscal year ended October 31, 2001, are incorporated herein by reference to the Funds' Annual Report to shareholders dated October 31, 2001.

APPENDIX
--------------------------------------------------------------------------------

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degrees.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

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

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

..  Leading market positions in well established industries.
..  High rates of return on funds employed.
..  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
..  Broad margins in earning coverage of fixed financial charges and high internal cash generation.
.. Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

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

ADDRESSES


OLD WESTBURY FUNDS, INC.

3435 Stelzer Road
Columbus, Ohio 43219

Distributor

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Investment Adviser

BESSEMER INVESTMENT MANAGEMENT LLC
630 Fifth Avenue
New York, New York 10111

BESSEMER GROUP (U.K.) LIMITED
(SUB-ADVISER TO INTERNATIONAL FUND)
One Stanhope Gate, London, England, W1K 1AF

Custodian

BESSEMER TRUST COMPANY (NEW JERSEY)
100 Woodbridge Center Drive
Woodbridge, New Jersey 07095

Transfer Agent

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Independent Auditors

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, New York 10281

Counsel

PAUL HASTINGS JANOFSKY & WALKER LLP
399 Park Avenue
New York, New York 10022




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